UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period :	May 1, 2014 — April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Annual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Financial statements	19
Federal tax information	40
About the Trustees	41
Officers	43

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 8, 2015

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company's stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock's valuation and to determine whether the market's generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than are large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam's Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund's portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam's risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is "behavioral insight." Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock's price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Putnam Capital Opportunities Fund holdings have spanned sectors and industries over time.

1999

McLeod USA
Provider of integrated communications services, including local, long distance, data, and Internet

2001

Hasbro Corporation
Developer and marketer of entertainment products and services for children and families

2003

Sovereign Bancorp
Large financial institution primarily serving the northeast United States

2004

King Pharmaceuticals
Manufacturer, marketer, and distributor of branded prescription drugs

2008

Overseas Shipholding
Operator of oceangoing oil tankers

2013

Oshkosh Corporation
Manufacturer of military, fire and emergency, and refuse-hauling vehicles

Identified holdings were held during the year indicated; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information, see pages 21–25.

2 Capital Opportunities Fund

Capital Opportunities Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Capital Opportunities Fund (PCOAX)
Fund's benchmark
Russell 2500 Index
Fund's Lipper peer group average
Small-Cap Core Funds
8.30
8.86
8.38
9.40
9.93
8.79
12.00
14.01
12.04
13.25
16.73
14.58
5.58
10.70
7.15
LIFE OF FUND
(since 6/1/98)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Capital Opportunities Fund

Interview with your fund’s portfolio manager

Joseph P. Joseph

How was the investment environment during the 12-month reporting period ended April 30, 2015, and how did the fund perform?

U.S. stocks generally advanced during the period, but the market’s trajectory was punctuated by periods of volatility. After the spring rebound following 2014’s harsh winter weather, stock performance weakened during July, recovered in August, and turned down in September amid geopolitical tensions, particularly in the Middle East, and signs of slowing growth in Europe and China. Following a near-correction in October, markets were lifted as more positive economic news emerged in the United States. The Federal Reserve ended its quantitative easing program in October but indicated interest rates would remain low for some time, giving stocks a boost. Falling oil prices and appreciation of the U.S. dollar also played roles in market performance.

The first quarter of 2015 was marked again by harsh winter weather, weak gross domestic product performance, and tepid consumer spending. Volatility remained somewhat elevated as questions arose about when the Fed might raise interest rates. Markets also registered concerns over Greece’s efforts to renegotiate its debt and growing evidence of an economic slowdown in China and other emerging markets.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Capital Opportunities Fund     5

During the period, fund performance was challenged due to its positioning in certain sectors. For example, the fund had an underweight position, relative to the benchmark, in the biotechnology sector. This detracted from the fund’s relative return as the biotech sector performed well. The fund does not generally hold biotech stocks as many of these companies do not have significant free cash flow and many are not yet profitable, making them difficult to value. The fund also had an underweight position in real estate investment trusts [REITs]. This detracted from performance versus the benchmark as REITs performed well in the low interest-rate environment. Stock selection in the for-profit education segment also dampened performance. These companies have come under increased government scrutiny following student claims of inaccurate placement data and aggressive marketing.

With this backdrop, Putnam Capital Opportunities Fund’s class A shares returned 5.58% at net asset value before sales charge, while the Russell 2500 Index posted a 10.70% gain.

The price of oil plummeted during the period. How did this affect stocks and the overall economy?

The fall in energy prices was driven by two factors: the ability of the United States to become more energy independent and a reduction in global demand due to the economic slowdowns in China and Europe. Plunging oil prices had a significant negative impact on stocks in the energy sector, particularly those of exploration and production companies. Some of the holdings in this segment underperformed as a result. Nevertheless, we hope, over the longer term, lower oil prices could provide tailwinds for the economy and a boost for consumer spending in the United States and globally. Because we

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Capital Opportunities Fund

“If the Federal Reserve raises rates too
quickly, it could affect the pace of the
U.S. economic recovery.”

Joe Joseph

have yet to see a strong rebound in spending, it appears that so far consumers have been saving their extra discretionary income.

Have you found attractive opportunities among small- and mid-cap U.S. stocks?

In the current environment, U.S. small- and mid-cap stocks do not appear to be as attractively valued as U.S. large-cap stocks or international small- and mid-cap stocks, in our view. Using our bottom-up fundamental research approach, we continue to find opportunities among smaller U.S. stocks, but it has been more challenging.

Did you make any shifts in portfolio allocations during the period?

We increased the fund’s exposure to the information technology sector, where we believe companies tend to have good balance sheets, low levels of debt, and solid free cash flow generation. Also, the fund’s allocation to the energy sector decreased organically, particularly in the exploration and production segment, due to underperformance in the sector.

Could you discuss some holdings that contributed to performance?

JetBlue Airways contributed to fund performance as the airline benefited from lower oil prices. In addition, JetBlue expanded its network of routes to grow revenues and profitability, and welcomed a new chief executive officer. JetBlue is also expected to introduce new initiatives, such as baggage fees, in a bid to become more profitable.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Capital Opportunities Fund     7

Another contributor to performance was Skyworks Solutions, a maker of electronic components for smartphones, such as those manufactured by Apple and Samsung. Demand for smartphone chips increased during the period due in large part to iPhone upgrades. Skyworks also increased its content in Samsung phones, boosting demand.

FactSet Research Systems, another performance highlight, provides financial information, analytical tools, and data feeds to investment managers and investors. With the improving equity markets and economy, demand has increased for the company’s products. In addition, FactSet is generating solid free cash flow, paying dividends, buying back stock, and delivering high returns on capital.

Which holdings detracted from fund performance?

ION Geophysical, which provides services to the oil and gas industry, was a detractor. Demand for ION’s services declined as energy companies reduced their expenditures for oil and gas exploration. ION remained in the portfolio at the close of the period.

Apollo Education Group and ITT Educational Services both detracted. Both firms offer for-profit education programs, and their stock prices suffered following increased government scrutiny. New regulations for these businesses and how they conduct their marketing put pressure on the sector and affected their bottom lines. ITT Educational Services faced additional pressure during the period due to a commitment to offset student loan losses when they reached a certain threshold.

At the close of the period, both Apollo and ITT remained in the portfolio. We anticipate some

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Capital Opportunities Fund

consolidation in this industry, and as business has contracted, these firms are working to reorganize their operations.

Another detractor, OFG Bancorp, is a financial holding company based in Puerto Rico. The stock struggled during the period as the company was forced to put its loan to the Puerto Rico Electric Power Authority on non-accrual status. We view this as a short-term setback, and the stock remained in the portfolio at the close of the period.

What is your investment approach?

Our approach focuses on fundamental, bottom-up research. We are looking for inexpensive stocks, but also good quality businesses. We look for factors such as free cash flow conversion, high or increasing returns on capital, and balance sheets that are not overly levered. We run a series of stock screens for valuation, quality, and other metrics to determine a group of stocks for consideration. We then use a proprietary valuation model to value each company, and we buy stocks when we believe there is a significant amount of upside potential. We have the flexibility to invest in both growth- and value-style stocks, but we put a significant focus on valuation.

As the fund begins a new fiscal year, what is your outlook?

While we expect global economies to slowly improve, we are monitoring geopolitical risks as well as the potential risk of a credit crisis in China. In the United States, a key risk relates to the anticipated hike in interest rates. If the Federal Reserve raises rates too quickly, it could affect the pace of U.S. economic recovery.

In positioning the portfolio relative to the benchmark, at the close of the period we were maintaining an underweight position in the financials sector — primarily REITs. We were also maintaining overweight positions in the technology, industrials, and consumer sectors, all of which we expect to outperform if the economy continues to improve.

Thank you, Joe, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Capital Opportunities Fund     9

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.30%	7.92%	7.92%	7.92%	7.50%	7.50%	7.75%	7.53%	8.03%	8.56%	8.58%	8.54%
10 years	145.47	131.35	131.00	131.00	127.66	127.66	133.32	125.15	139.35	152.38	153.00	151.65
Annual average	9.40	8.75	8.73	8.73	8.57	8.57	8.84	8.45	9.12	9.70	9.73	9.67
5 years	76.25	66.12	69.99	67.99	69.84	69.84	71.90	65.88	74.26	79.09	79.53	78.57
Annual average	12.00	10.68	11.19	10.93	11.17	11.17	11.44	10.65	11.75	12.36	12.42	12.30
3 years	45.24	36.89	41.98	38.98	42.03	42.03	43.08	38.07	44.14	46.75	47.11	46.33
Annual average	13.25	11.03	12.39	11.60	12.41	12.41	12.68	11.35	12.96	13.64	13.73	13.53
1 year	5.58	–0.49	4.84	0.43	4.84	3.96	5.01	1.33	5.36	5.96	6.01	5.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Capital Opportunities Fund     11

Comparative index returns For periods ended 4/30/15

	Russell 2500 Index	Lipper Small-Cap Core Funds category average*
Annual average (life of fund)	8.86%	8.38%
10 years	157.65	133.96
Annual average	9.93	8.79
5 years	92.66	77.37
Annual average	14.01	12.04
3 years	59.05	50.70
Annual average	16.73	14.58
1 year	10.70	7.15

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/15, there were 780, 682, 602, 389, and 142 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investmentb ($9,425 after sales charge)

Cumulative total return from 4/30/05 to 4/30/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,100 and $22,766, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $22,515. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $23,935, $25,238, $25,300, and $25,165, respectively.

12     Capital Opportunities Fund

Fund price and distribution information For the 12-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.083		—	—	—		$0.047	$0.149	$0.158	$0.125
Capital gains
Long-term gains	2.472		2.472	2.472	2.472		2.472	2.472	2.472	2.472
Short-term gains	0.040		0.040	0.040	0.040		0.040	0.040	0.040	0.040
Total	$2.595		$2.512	$2.512	$2.512		$2.559	$2.661	$2.670	$2.637
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
4/30/14	$17.21	$18.26	$15.29	$15.47	$16.01	$16.59	$16.82	$17.65	$17.66	$17.62
4/30/15	15.53	16.48	13.48	13.67	14.26	14.78	15.12	15.99	16.00	15.96

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	8.40%	8.02%	8.02%	8.02%	7.60%	7.60%	7.85%	7.63%	8.13%	8.66%	8.68%	8.65%
10 years	131.78	118.45	118.27	118.27	114.89	114.89	120.41	112.70	126.04	138.31	139.04	137.77
Annual average	8.77	8.13	8.12	8.12	7.95	7.95	8.22	7.84	8.50	9.07	9.11	9.05
5 years	86.04	75.34	79.23	77.23	79.14	79.14	81.37	75.02	83.63	88.91	89.49	88.48
Annual average	13.22	11.89	12.38	12.13	12.37	12.37	12.65	11.85	12.92	13.57	13.64	13.52
3 years	44.46	36.15	41.23	38.23	41.27	41.27	42.30	37.32	43.38	45.88	46.33	45.55
Annual average	13.04	10.83	12.19	11.39	12.21	12.21	12.48	11.15	12.76	13.41	13.53	13.33
1 year	5.02	–1.02	4.15	–0.23	4.16	3.28	4.41	0.75	4.72	5.28	5.45	5.26

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Capital Opportunities Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 4/30/14	1.18%	1.93%	1.93%	1.68%	1.43%	0.84%	0.74%	0.93%
Annualized expense ratio for the six-month period ended 4/30/15*	1.15%	1.90%	1.90%	1.65%	1.40%	0.84%	0.74%	0.90%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.81	$9.58	$9.58	$8.32	$7.07	$4.25	$3.74	$4.55
Ending value (after expenses)	$1,036.60	$1,033.50	$1,033.70	$1,034.50	$1,035.80	$1,039.00	$1,038.90	$1,038.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Capital Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.76	$9.49	$9.49	$8.25	$7.00	$4.21	$3.71	$4.51
Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,016.61	$1,017.85	$1,020.63	$1,021.12	$1,020.33

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     Capital Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Opportunities Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Opportunities Fund     19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2015

20     Capital Opportunities Fund

The fund’s portfolio 4/30/15

COMMON STOCKS (98.0%)*	Shares	Value
Aerospace and defense (1.3%)
Engility Holdings, Inc.	85,500	$2,382,885
Huntington Ingalls Industries, Inc.	23,800	3,131,842
		5,514,727
Airlines (4.3%)
Alaska Air Group, Inc.	86,700	5,554,002
Allegiant Travel Co.	19,200	2,952,192
JetBlue Airways Corp. †	497,700	10,217,781
		18,723,975
Auto components (6.3%)
Autoliv, Inc. (Sweden) S	24,003	2,849,636
Cooper Tire & Rubber Co.	136,000	5,778,640
Dana Holding Corp. S	246,400	5,314,848
Lear Corp.	49,800	5,529,294
Tenneco, Inc. †	70,200	4,103,190
TRW Automotive Holdings Corp. †	34,400	3,614,064
		27,189,672
Banks (4.4%)
Comerica, Inc.	99,600	4,722,036
OFG Bancorp (Puerto Rico) S	486,600	6,856,194
Popular, Inc. (Puerto Rico) †	74,460	2,414,738
WesBanco, Inc.	153,500	4,836,785
		18,829,753
Biotechnology (3.2%)
Emergent BioSolutions, Inc. †	203,100	6,030,039
Myriad Genetics, Inc. † S	122,100	4,032,963
United Therapeutics Corp. †	22,700	3,624,963
		13,687,965
Capital markets (4.3%)
AllianceBernstein Holding LP (Partnership shares)	160,600	5,034,810
GAMCO Investors, Inc. Class A	20,200	1,561,662
Piper Jaffray Cos. †	48,100	2,426,645
SEI Investments Co.	120,300	5,492,898
Waddell & Reed Financial, Inc. Class A S	79,222	3,907,229
		18,423,244
Chemicals (1.6%)
Cabot Corp.	61,000	2,607,140
Methanex Corp. (Canada)	45,659	2,749,128
OM Group, Inc.	46,100	1,384,844
		6,741,112
Commercial services and supplies (1.0%)
ACCO Brands Corp. †	467,200	3,676,864
Civeo Corp.	102,102	476,816
		4,153,680
Communications equipment (3.8%)
Brocade Communications Systems, Inc.	757,700	8,562,010
F5 Networks, Inc. †	28,100	3,428,762
Polycom, Inc. †	335,554	4,378,980
		16,369,752
Construction and engineering (0.6%)
AECOM † S	84,600	2,669,976
		2,669,976

Capital Opportunities Fund     21

COMMON STOCKS (98.0%)* cont.	Shares	Value
Consumer finance (0.9%)
Nelnet, Inc. Class A	82,700	$3,702,479
		3,702,479
Containers and packaging (1.6%)
Owens-Illinois, Inc. †	67,600	1,616,316
Rock-Tenn Co. Class A	81,400	5,126,572
		6,742,888
Diversified consumer services (4.2%)
Apollo Education Group, Inc. Class A †	182,600	3,064,941
DeVry Education Group, Inc. S	92,300	2,791,152
H&R Block, Inc.	125,726	3,801,954
ITT Educational Services, Inc. † S	93,700	494,736
Strayer Education, Inc. † S	159,600	8,094,912
		18,247,695
Electric utilities (0.7%)
Westar Energy, Inc.	80,400	3,027,060
		3,027,060
Electronic equipment, instruments, and components (2.8%)
Arrow Electronics, Inc. †	50,000	2,985,500
Ingram Micro, Inc. Class A †	143,700	3,615,492
ScanSource, Inc. †	106,200	4,232,070
Vishay Intertechnology, Inc. S	93,300	1,183,044
		12,016,106
Energy equipment and services (4.0%)
Helmerich & Payne, Inc.	42,400	3,305,928
ION Geophysical Corp. †	1,378,100	3,142,068
Nabors Industries, Ltd.	214,500	3,582,150
Oil States International, Inc. †	31,051	1,477,717
Patterson-UTI Energy, Inc.	110,000	2,458,500
Superior Energy Services, Inc.	130,000	3,315,000
		17,281,363
Food products (1.1%)
Pilgrim’s Pride Corp. S	98,000	2,420,600
Sanderson Farms, Inc. S	29,300	2,201,016
		4,621,616
Gas utilities (1.1%)
Atmos Energy Corp.	28,300	1,528,200
UGI Corp.	96,550	3,360,906
		4,889,106
Health-care equipment and supplies (3.9%)
Analogic Corp.	37,800	3,194,100
Becton Dickinson and Co.	7,777	1,095,546
Greatbatch, Inc. †	79,800	4,302,816
PhotoMedex, Inc. † S	83,800	172,628
ResMed, Inc.	84,100	5,377,354
Thoratec Corp. †	71,570	2,870,673
		17,013,117
Health-care providers and services (6.6%)
Chemed Corp. S	47,500	5,474,375
Hanger, Inc. † S	83,300	1,860,922
HealthSouth Corp.	80,900	3,658,298
Mednax, Inc. †	60,900	4,310,502
Owens & Minor, Inc. S	89,600	3,021,312

22     Capital Opportunities Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value
Health-care providers and services cont.
Patterson Cos., Inc.	100,800	$4,733,064
Select Medical Holdings Corp. S	362,500	5,274,375
		28,332,848
Hotels, restaurants, and leisure (1.1%)
Cheesecake Factory, Inc. (The)	70,704	3,544,392
International Game Technology PLC (United Kingdom) † S	56,953	1,159,561
		4,703,953
Household products (0.7%)
Energizer Holdings, Inc.	23,400	3,196,908
		3,196,908
Insurance (5.0%)
Assurant, Inc.	47,000	2,888,620
Endurance Specialty Holdings, Ltd.	26,879	1,622,954
Genworth Financial, Inc. Class A †	256,300	2,252,877
Horace Mann Educators Corp.	143,900	4,888,283
Torchmark Corp. S	50,000	2,805,500
Validus Holdings, Ltd.	120,900	5,057,247
W.R. Berkley Corp.	46,587	2,282,297
		21,797,778
Internet software and services (0.7%)
IAC/InterActive Corp.	42,729	2,983,339
		2,983,339
IT Services (4.6%)
Booz Allen Hamilton Holding Corp.	106,300	2,923,250
Broadridge Financial Solutions, Inc.	72,400	3,903,808
CSG Systems International, Inc.	164,000	4,775,680
Global Cash Access Holdings, Inc. †	335,200	2,480,480
Mantech International Corp. Class A	130,800	3,823,284
Syntel, Inc. †	40,300	1,814,306
		19,720,808
Machinery (7.3%)
AGCO Corp.	35,128	1,809,443
Federal Signal Corp.	261,700	4,113,924
Greenbrier Cos., Inc. (The) S	89,300	5,151,717
Hyster-Yale Materials Holdings, Inc.	24,100	1,767,494
Oshkosh Corp.	91,754	4,940,035
Terex Corp.	68,800	1,889,248
Valmont Industries, Inc. S	36,800	4,637,536
Wabash National Corp. † S	194,400	2,725,488
WABCO Holdings, Inc. †	34,400	4,281,080
		31,315,965
Metals and mining (0.4%)
Commercial Metals Co.	91,400	1,517,240
		1,517,240
Multi-utilities (1.4%)
TECO Energy, Inc. S	166,000	3,145,700
Vectren Corp.	64,800	2,797,416
		5,943,116
Multiline retail (1.2%)
Dillard’s, Inc. Class A	37,700	4,960,943
		4,960,943

Capital Opportunities Fund     23

COMMON STOCKS (98.0%)* cont.	Shares	Value
Oil, gas, and consumable fuels (0.8%)
Alliance Resource Partners LP	105,500	$3,636,585
		3,636,585
Paper and forest products (0.7%)
Domtar Corp. (Canada)	72,900	3,150,738
		3,150,738
Personal products (0.4%)
Herbalife, Ltd. †	44,800	1,860,096
		1,860,096
Professional services (1.9%)
ManpowerGroup, Inc.	17,300	1,476,209
Navigant Consulting, Inc. †	245,300	3,547,038
RPX Corp. †	216,500	3,368,740
		8,391,987
Real estate investment trusts (REITs) (0.6%)
Omega Healthcare Investors, Inc. R	75,342	2,719,093
		2,719,093
Real estate management and development (1.6%)
Jones Lang LaSalle, Inc.	41,300	6,858,278
		6,858,278
Road and rail (0.8%)
ArcBest Corp.	98,400	3,512,880
		3,512,880
Semiconductors and semiconductor equipment (4.9%)
Lam Research Corp.	78,268	5,915,495
Marvell Technology Group, Ltd.	177,000	2,479,770
Omnivision Technologies, Inc. †	192,900	5,380,946
Skyworks Solutions, Inc.	79,806	7,362,104
		21,138,315
Software (1.9%)
FactSet Research Systems, Inc. S	51,908	8,169,800
		8,169,800
Specialty retail (3.0%)
Aaron’s, Inc.	62,800	2,135,200
ANN, Inc. †	92,400	3,498,264
Cato Corp. (The) Class A	44,044	1,732,691
GameStop Corp. Class A	145,700	5,615,278
		12,981,433
Technology hardware, storage, and peripherals (0.9%)
Lexmark International, Inc. Class A	89,600	3,977,344
		3,977,344
Textiles, apparel, and luxury goods (0.4%)
Deckers Outdoor Corp. † S	20,756	1,535,943
		1,535,943
Total common stocks (cost $352,139,644)		$422,250,676

SHORT-TERM INVESTMENTS (12.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	43,774,070	$43,774,070
Putnam Short Term Investment Fund 0.07% L	10,336,984	10,336,984
Total short-term investments (cost $54,111,054)		$54,111,054

TOTAL INVESTMENTS
Total investments (cost $406,250,698)	$476,361,730

24     Capital Opportunities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $430,913,160.
†	This security is non-income-producing.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$69,619,639	$—	$—
Consumer staples	9,678,620	—	—
Energy	20,917,948	—	—
Financials	72,330,625	—	—
Health care	59,033,930	—	—
Industrials	74,283,190	—	—
Information technology	84,375,464	—	—
Materials	18,151,978	—	—
Utilities	13,859,282	—	—
Total common stocks	422,250,676	—	—
Short-term investments	10,336,984	43,774,070	—
Totals by level	$432,587,660	$43,774,070	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund     25

Statement of assets and liabilities 4/30/15
ASSETS
Investment in securities, at value, including $42,141,639 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $352,139,644)	$422,250,676
Affiliated issuers (identified cost $54,111,054) (Notes 1 and 5)	54,111,054
Dividends, interest and other receivables	151,777
Receivable for shares of the fund sold	309,321
Prepaid assets	13,647
Total assets	476,836,475
LIABILITIES
Payable for shares of the fund repurchased	1,414,732
Payable for compensation of Manager (Note 2)	223,320
Payable for custodian fees (Note 2)	7,677
Payable for investor servicing fees (Note 2)	141,096
Payable for Trustee compensation and expenses (Note 2)	140,240
Payable for administrative services (Note 2)	1,333
Payable for distribution fees (Note 2)	105,564
Collateral on securities loaned, at value (Note 1)	43,774,070
Other accrued expenses	115,283
Total liabilities	45,923,315
Net assets	$430,913,160

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$358,856,970
Undistributed net investment income (Note 1)	929,565
Accumulated net realized gain on investments (Note 1)	1,015,593
Net unrealized appreciation of investments	70,111,032
Total — Representing net assets applicable to capital shares outstanding	$430,913,160
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

26     Capital Opportunities Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($289,869,252 divided by 18,660,354 shares)	$15.53
	Offering price per class A share (100/94.25 of $15.53)*	$16.48
	Net asset value and offering price per class B share ($11,207,207 divided by 831,422 shares)**	$13.48
	Net asset value and offering price per class C share ($27,815,218 divided by 2,035,437 shares)**	$13.67
	Net asset value and redemption price per class M share ($4,416,953 divided by 309,663 shares)	$14.26
	Offering price per class M share (100/96.50 of $14.26)*	$14.78
	Net asset value, offering price and redemption price per class R share ($22,148,319 divided by 1,465,146 shares)	$15.12
	Net asset value, offering price and redemption price per class R5 share ($10,891,024 divided by 681,237 shares)	$15.99
	Net asset value, offering price and redemption price per class R6 share ($11,624,982 divided by 726,383 shares)	$16.00
	Net asset value, offering price and redemption price per class Y share ($52,940,205 divided by 3,316,249 shares)	$15.96
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund     27

Statement of operations Year ended 4/30/15
INVESTMENT INCOME
Dividends (net of foreign tax of $24,293)	$7,400,519
Interest (including interest income of $3,946 from investments in affiliated issuers) (Note 5)	4,072
Securities lending (Note 1)	730,204
Total investment income	8,134,795
EXPENSES
Compensation of Manager (Note 2)	2,690,724
Investor servicing fees (Note 2)	883,921
Custodian fees (Note 2)	25,056
Trustee compensation and expenses (Note 2)	17,084
Distribution fees (Note 2)	1,282,937
Administrative services (Note 2)	10,573
Other	292,379
Total expenses	5,202,674
Expense reduction (Note 2)	(10,874)
Net expenses	5,191,800
Net investment income	2,942,995

Net realized gain on investments (Notes 1 and 3)	19,460,381
Net unrealized appreciation of investments during the year	981,646
Net gain on investments	20,442,027
Net increase in net assets resulting from operations	$23,385,022

The accompanying notes are an integral part of these financial statements.

28     Capital Opportunities Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/15	Year ended 4/30/14
Operations:
Net investment income	$2,942,995	$741,313
Net realized gain on investments	19,460,381	81,956,734
Net unrealized appreciation of investments	981,646	3,642,659
Net increase in net assets resulting from operations	23,385,022	86,340,706
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,381,454)	(1,040,297)
Class R	(60,258)	(41,500)
Class R5	(89,510)	(98)
Class R6	(93,495)	(79,075)
Class Y	(347,727)	(322,601)
Net realized short-term gain on investments
Class A	(668,201)	—
Class B	(30,423)	—
Class C	(71,447)	—
Class M	(11,125)	—
Class R	(51,505)	—
Class R5	(24,133)	—
Class R6	(23,771)	—
Class Y	(111,753)	—
From net realized long-term gain on investments
Class A	(41,114,388)	—
Class B	(1,871,902)	—
Class C	(4,396,172)	—
Class M	(684,527)	—
Class R	(3,169,101)	—
Class R5	(1,484,918)	—
Class R6	(1,462,678)	—
Class Y	(6,876,180)	—
Redemption fees (Note 1)	—	1,212
Increase (decrease) from capital share transactions (Note 4)	27,312,144	(25,230,022)
Total increase (decrease) in net assets	(13,327,502)	59,628,325
NET ASSETS
Beginning of year	444,240,662	384,612,337
End of year (including undistributed net investment income of $929,565 and $470,972, respectively)	$430,913,160	$444,240,662

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015	$17.21	.12	.79	.91	(.08)	(2.51)	(2.59)	—	—	$15.53	5.58	$289,869	1.16	.72	17
April 30, 2014	14.01	.04	3.22	3.26	(.06)	—	(.06)	—[d]	—	17.21	23.27	304,761	1.18	.22	90
April 30, 2013	12.56	.07	1.39	1.46	(.01)	—	(.01)	—[d]	—	14.01	11.59	268,152	1.25	.52	70
April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—[d]	.01[f]	12.56	(5.28)	253,278	1.27	.05	29
April 30, 2011	10.35	—[d]	2.91	2.91	—	—	—	—[d]	—	13.26	28.12	291,660	1.28	.04	23
Class B
April 30, 2015	$15.29	(.01)	.71	.70	—	(2.51)	(2.51)	—	—	$13.48	4.84	$11,207	1.91	(.04)	17
April 30, 2014	12.50	(.07)	2.86	2.79	—	—	—	—[d]	—	15.29	22.32	12,727	1.93	(.53)	90
April 30, 2013	11.29	(.03)	1.24	1.21	—	—	—	—[d]	—	12.50	10.72	12,546	2.00	(.24)	70
April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—[d]	.01[f]	11.29	(5.92)	14,734	2.02	(.70)	29
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—[d]	—	12.00	27.25	23,730	2.03	(.69)	23
Class C
April 30, 2015	$15.47	(.01)	.72	.71	—	(2.51)	(2.51)	—	—	$13.67	4.84	$27,815	1.91	(.03)	17
April 30, 2014	12.64	(.08)	2.91	2.83	—	—	—	—[d]	—	15.47	22.39	28,256	1.93	(.53)	90
April 30, 2013	11.42	(.03)	1.25	1.22	—	—	—	—[d]	—	12.64	10.68	24,203	2.00	(.24)	70
April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—[d]	.01[f]	11.42	(5.93)	20,965	2.02	(.69)	29
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—[d]	—	12.14	27.12	21,286	2.03	(.72)	23
Class M
April 30, 2015	$16.01	.03	.73	.76	—	(2.51)	(2.51)	—	—	$14.26	5.01	$4,417	1.66	.21	17
April 30, 2014	13.05	(.04)	3.00	2.96	—	—	—	—[d]	—	16.01	22.68	4,945	1.68	(.28)	90
April 30, 2013	11.75	—[d]	1.30	1.30	—	—	—	—[d]	—	13.05	11.06	4,323	1.75	.01	70
April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—[d]	.01[f]	11.75	(5.70)	4,573	1.77	(.45)	29
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—[d]	—	12.46	27.40	6,327	1.78	(.45)	23
Class R
April 30, 2015	$16.82	.08	.78	.86	(.05)	(2.51)	(2.56)	—	—	$15.12	5.36	$22,148	1.41	.47	17
April 30, 2014	13.71	—[d]	3.14	3.14	(.03)	—	(.03)	—[d]	—	16.82	22.93	21,754	1.43	(.03)	90
April 30, 2013	12.32	.03	1.36	1.39	—	—	—	—[d]	—	13.71	11.28	17,077	1.50	.26	70
April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—[d]	.01[f]	12.32	(5.45)	13,450	1.52	(.19)	29
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—[d]	—	13.03	27.87	9,100	1.53	(.23)	23
Class R5
April 30, 2015	$17.65	.17	.83	1.00	(.15)	(2.51)	(2.66)	—	—	$15.99	5.96	$10,891.85		1.02	17
April 30, 2014	14.37	(.04)[e]	3.44	3.40	(.12)	—	(.12)	—[d]	—	17.65	23.69	11,497.84		(.26)[e]	90
April 30, 2013†	12.08	.11	2.20	2.31	(.02)	—	(.02)	—[d]	—	14.37	19.11*	12	.71*	.81*	70
Class R6
April 30, 2015	$17.66	.19	.82	1.01	(.16)	(2.51)	(2.67)	—	—	$16.00	6.01	$11,625.75		1.12	17
April 30, 2014	14.38	.11	3.30	3.41	(.13)	—	(.13)	—[d]	—	17.66	23.80	10,785.74		.66	90
April 30, 2013†	12.08	.04	2.28	2.32	(.02)	—	(.02)	—[d]	—	14.38	19.25*	8,922	.63*	.25*	70
Class Y
April 30, 2015	$17.62	.16	.82	.98	(.13)	(2.51)	(2.64)	—	—	$15.96	5.82	$52,940.91		.97	17
April 30, 2014	14.34	.08	3.29	3.37	(.09)	—	(.09)	—[d]	—	17.62	23.56	49,516.93		.48	90
April 30, 2013	12.85	.10	1.43	1.53	(.04)	—	(.04)	—[d]	—	14.34	11.91	49,378	1.00	.77	70
April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—[d]	.01[f]	12.85	(5.03)	48,025	1.02	.31	29
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—[d]	—	13.53	28.49	40,547	1.03	.28	23

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Capital Opportunities Fund	Capital Opportunities Fund	31

Financial highlights (Continued)

*Not annualized.

†For the period July 3, 2012 (commencement of operations) to April 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

32     Capital Opportunities Fund

Notes to financial statements 4/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through April 30, 2015.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Capital Opportunities Fund     33

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees

34     Capital Opportunities Fund

charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $43,774,070 and the value of securities loaned amounted to $42,141,639.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $511,958 to decrease undistributed net investment income, $52,221 to decrease paid-in-capital and $564,179 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$93,958,884
Unrealized depreciation	(23,395,047)
Net unrealized appreciation	70,563,837
Undistributed ordinary income	929,564
Undistributed long-term gain	562,790
Cost for federal income tax purposes	$405,797,893

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

Capital Opportunities Fund     35

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$617,360
Class B	24,880
Class C	58,358
Class M	9,719
Class R	45,714
Class R5	16,601
Class R6	5,471
Class Y	105,818
Total	$883,921

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $631 under the expense offset arrangements and by $10,243 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $256, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

36     Capital Opportunities Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$739,577
Class B	119,186
Class C	279,685
Class M	34,915
Class R	109,574
Total	$1,282,937

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,224 and $510 from the sale of class A and class M shares, respectively, and received $6,079 and $367 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$74,255,791	$104,239,518
U.S. government securities (Long-term)	—	—
Total	$74,255,791	$104,239,518

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	1,765,495	$28,636,530	1,792,513	$28,303,031
Shares issued in connection with reinvestment of distributions	2,655,721	40,526,295	59,103	963,379
	4,421,216	69,162,825	1,851,616	29,266,410
Shares repurchased	(3,465,456)	(56,975,153)	(3,285,739)	(51,455,694)
Net increase (decrease)	955,760	$12,187,672	(1,434,123)	$(22,189,284)

Capital Opportunities Fund     37

	Year ended 4/30/15		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	100,358	$1,446,508	92,573	$1,290,411
Shares issued in connection with reinvestment of distributions	139,050	1,846,583	—	—
	239,408	3,293,091	92,573	1,290,411
Shares repurchased	(240,126)	(3,461,351)	(264,152)	(3,723,690)
Net decrease	(718)	$(168,260)	(171,579)	$(2,433,279)

	Year ended 4/30/15		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	290,012	$4,200,581	302,668	$4,290,765
Shares issued in connection with reinvestment of distributions	306,284	4,125,639	—	—
	596,296	8,326,220	302,668	4,290,765
Shares repurchased	(387,176)	(5,599,003)	(390,583)	(5,525,836)
Net increase (decrease)	209,120	$2,727,217	(87,915)	$(1,235,071)

	Year ended 4/30/15		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	13,218	$196,202	19,015	$278,395
Shares issued in connection with reinvestment of distributions	47,595	668,239	—	—
	60,813	864,441	19,015	278,395
Shares repurchased	(60,082)	(914,827)	(41,380)	(593,252)
Net increase (decrease)	731	$(50,386)	(22,365)	$(314,857)

	Year ended 4/30/15		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	534,454	$8,538,683	498,994	$7,694,770
Shares issued in connection with reinvestment of distributions	177,234	2,635,465	1,992	31,759
	711,688	11,174,148	500,986	7,726,529
Shares repurchased	(539,560)	(8,619,701)	(453,757)	(7,011,321)
Net increase	172,128	$2,554,447	47,229	$715,208

	Year ended 4/30/15		Year ended 4/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	49,271	$835,009	655,701	$11,371,400
Shares issued in connection with reinvestment of distributions	101,884	1,598,561	6	98
	151,155	2,433,570	655,707	11,371,498
Shares repurchased	(121,161)	(2,075,405)	(5,293)	(93,584)
Net increase	29,994	$358,165	650,414	$11,277,914

38     Capital Opportunities Fund

	Year ended 4/30/15		Year ended 4/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	98,744	$1,633,069	58,254	$962,795
Shares issued in connection with reinvestment of distributions	100,633	1,579,944	4,738	79,075
	199,377	3,213,013	62,992	1,041,870
Shares repurchased	(83,632)	(1,402,817)	(72,891)	(1,174,567)
Net increase (decrease)	115,745	$1,810,196	(9,899)	$(132,697)

	Year ended 4/30/15		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	906,115	$15,182,230	780,637	$12,645,273
Shares issued in connection with reinvestment of distributions	424,588	6,653,293	17,489	291,542
	1,330,703	21,835,523	798,126	12,936,815
Shares repurchased	(824,650)	(13,942,430)	(1,432,376)	(23,854,771)
Net increase (decrease)	506,053	$7,893,093	(634,250)	$(10,917,956)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	976	0.14%	$15,606
Class R6	978	0.13	15,648

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$668,410	$64,594,926	$54,926,352	$3,946	$10,336,984
Totals	$668,410	$64,594,926	$54,926,352	$3,946	$10,336,984

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Capital Opportunities Fund     39

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $20,511,897 as a capital gain dividend with respect to the taxable year ended April 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates no monies of the distributions paid as qualifying to be taxed as interest-related dividends, and $992,359 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

40     Capital Opportunities Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Capital Opportunities Fund     41

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

42     Capital Opportunities Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Capital Opportunities Fund     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN068
294678 6/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2015	$54,623	$ —	$5,530	$ —
April 30, 2014	$53,676	$ —	$5,474	$ —

For the fiscal years ended April 30, 2015 and April 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $793,740 and $130,474 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2015	$ —	$788,210	$ —	$ —

April 30, 2014	$ —	$125,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015